                                                EXHIBIT 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BOK Financial 401(k) Plan
Tulsa, Oklahoma

We consent to the incorporation by reference in Registration Statements identified below on Form S-8 of BOK Financial Corporation of our report dated June 21, 2023, relating to the financial statements and supplemental schedules of the BOK Financial 401(k) Plan, which appears in this Annual Report on Form 11-K of the BOK Financial 401(k) Plan for the year ended December 31, 2022.

•Registration Statement (Form S-8, No. 33-44121) pertaining to the Reoffer Prospectus of the Bank of Oklahoma Master Thrift Plan and Trust Agreement as amended October 6, 2008.
•Registration Statement (Form S-8, No. 33-79836) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Directors' Stock Compensation Plan.
•Registration Statement (Form S-8, No. 333-40280) pertaining to the Reoffer Prospectus of the BOK Financial Corporation Master Thrift Plan for Hourly Employees as amended October 6, 2008.
•Registration Statement (Form S-8, No. 333-62578) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2001 Stock Option Plan.
•Registration Statement (Form S-8, No. 333-106530) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Executive Incentive Plan.
•Registration Statement (Form S-8, No. 333-106531) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.
•Registration Statement (Form S-8, No. 333-135224) pertaining to the Reoffer Prospectus of the BOK Financial Corporation 2003 Stock Option Plan.
•Registration Statement (Form S-8, No. 333-158846) pertaining to Reoffer Prospectus of the BOK Financial Corporation 2009 Omnibus Incentive Plan.
•Registration Statement (Form S-4, (No. 333-226211) pertaining to the Registration Statement for the registration of BOK Financial Corporation's common stock.
•Registration Statement (Form S-8, No. 333-266398) pertaining to the Registration Statement for the registration of the BOK Financial Corporation 401(k) plan.

\s\ HOGANTAYLOR LLP

Tulsa, Oklahoma
June 21, 2023